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                                                                    EXHIBIT 21.1

                          SUBSIDIARIES OF REGISTRANT

1.
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         Name:                     VidiPax, Inc.
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         Jurisdiction of           New York
         incorporation or
         organization:
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         Other Business Names:     N/a
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2.
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         Name:                     Loudeye Technologies UK
                                    Ltd..
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         Jurisdiction of           United Kingdom
         incorporation or
         organization:
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         Other Business Names:     N/a
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